Exhibit 99.2

BONDS.COM PROVIDES MARCH 2009 AND FIRST QUARTER 2009 RESULTS ACROSS KEY BUSINESS METRICS

Boca Raton, Florida – May 1, 2009 – Bonds.com Group, Inc. (the “Company”) (OTC BB: BDCG), through its subsidiary Bonds.com, Inc., provider of an innovative comprehensive online trading platform providing execution, liquidity and competitive pricing to the fragmented fixed income marketplace, announced today March and first quarter 2009 results across each of its key business metrics.

The following data is unaudited and thus potentially subject to change. All data is reported as settlement date.

-	March 2009 & First Quarter 2009 Results
	March 2009	Q1 2009
New Accounts	78	249
Trade Volume	1010	2327
Revenue	$241,242	$941,301
Average Revenue Per Trade	$238.85	$404.51
Average Size of Trade	$93,600	$152,500
Number of Bonds Traded	$94,500,000	$354,800,000

-	Fourth Quarter 2008 vs. First Quarter 2009
	Q4 ‘08	Q1 ‘09	% Growth
Trades	1,660	2,327	40%
Revenue	$577,569	$941,301	63%
New Accounts	357	249	(30%)

-	Quarterly Comparison (1st Quarter 2008 - 1st Quarter 2009)
	Q1 ‘08	Q2 ‘08	Q3 ‘08	Q4 ‘08	Q1 ‘09	% Quarterly Compounding Growth
Trades	204	536	1,101	1,660	2,327	84%
Revenue	$27,559	$76,777	$181,126	$577,569	$941,301	142%
New Accounts	85	278	179	357	249	31%

Note: All data is as of settlement date and rounded to nearest dollar.

“We are happy that our Q1 2009 revenues exceeded all of 2008 revenues,” stated President and CEO John J. Barry IV. “We believe we have the strategic relationships and management in place to build upon this success.”

To be added to the Bonds.com investor email list, please email justin.davis@cirrusfc.com with BDCG in the subject line.

About Bonds.com Group, Inc.

Bonds.com Group, Inc. (OTC BB: BDCG), through its subsidiary Bonds.com, Inc., serves institutional and self-directed individual fixed income investors by providing a comprehensive zero subscription fee online trading platform. The company designed the BondStation platform to provide liquidity and competitive pricing to the fragmented Over-The-Counter (OTC) fixed income marketplace.

The company differentiates itself by offering through its broker dealer Bonds.com, Inc., an inventory of over 35,000 fixed income securities from more than 175 competing dealers, as well as market research, investor tools, bond education and an interactive website experience. Asset classes currently offered on the BondStation fixed income trading platform include municipal bonds, corporate bonds, agency bonds, certificates of deposit (CDs) and U.S. Treasuries. With unmatched marketability of the domain name www.bonds.com commitment to key advertising initiatives, experienced management team and seasoned account managers, Bonds.com, Inc. is poised to redefine the $29 trillion fixed income marketplace.

Bonds.com Investor Relations Website:
http://ir.bonds.com

CONTACT:

Cirrus Financial Communications, LLC
Justin K. Davis
(877) 880-BDCG (2324)
Justin.Davis@cirrusfc.com
www.cirrusfc.com

FORWARD-LOOKING STATEMENTS

The information contained herein includes forward-looking statements.  These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements.  Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity.  We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.   The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.

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